T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—I Class

Supplement to Prospectus and Summary Prospectus Dated March 21, 2016

To reflect that the fund charges a 1% redemption fee on shares held for 90 days or less, the fee table is revised as follows:

Fees and Expenses of the Fund’s I Class

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.02%

Total annual fund operating expenses	0.66%
The date of this supplement is March 29, 2016.

R224-041 3/29/16